Exhibit 99.5

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	April 21, 2008
For the Monthly Collection Period of:	March

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due	☐ Yes ☒ No

2)	Rapid Amortization Event occurred and continuing	☐ Yes ☒ No

Cause of Rapid Amortization (if any):
a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
c)	Servicer Termination Event has occurred	☐
d)	Event of Default has occurred	☐
e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

	Rapid Amortization DSCR One Time Cure Right Available	☒ Yes ☐ No

3)	Event of Default	☐ Yes ☒ No

	Current Payment Date	Last Payment Date
Current 3-Month AdjustedDSCR	2.704	2.354
Current 3-Month DSCR	2.200	2.027
Current 12-Month AdjustedDSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
U.S. 12-Month System-Wide Sales	4,539,400,282	4,543,188,973
Weighted Average Royalty Rate	3.94%	3.95%
Change in Franchised Stores	5	6
Change in Company Owned Stores	0	1

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	$399,555.56		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$9,881,682.71						Applebee’s Senior Note Interest

DTC	22579609	$861,217.54						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - March 2008

Assured Guaranty	22579603	$466,333.33		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s March 2008 premiums

Wells Fargo	22579606	$86,345.57		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Reserve to Collection Account

Wells Fargo	22579602	$8,079.72		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579603	$361.92		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579609	$668.63		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Wells Fargo	22579600	$25.08		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Collection Account

Applebee’s Services, Inc.	22579600	$21,568,758.91	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	March 2008 Residual

Total Wires		$33,285,528.97

For the Payment Date of:	April 21, 2008
For the Monthly Collection Period of:	March

Deposits to Concentration Account

			Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$11,323,688	Yes
Initial Franchise Fees		$(17,500)
Transfer Fees		$—
Renewal Fees		$—
Licensing Fees payable to Third parties		$—
Advertising Fees paid into the Concentration Account		$—
Total Franchise Payments from Third Party Franchisees		$11,306,188

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fee s	$75,997
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$218,512	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$11,600,697

From Restaurant Holder Accounts
A)	All Store Revenue - Cash Purchase	$41,554,522	Yes
I)	Insurance Restoration Receipts	$—
Restaurant Holder Collections Received		$41,554,522

From Credit Card Accounts
A)	All Store Revenue - Credit Card Purchase	$76,213,314	Yes
Credit Card Collections Received		$76,213,314

From Gift Card Reserve Account
A)	Amount of Gift Card Receipts owed to the Rest. Holders	$5,878,372	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$5,878,372

Other
To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$91,534
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$91,534	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$185,045	Yes
E)	Vendor Rebates	$768,499	Yes
F)	IHOP Residual Amount	$8,281,604	Yes
G)	Any Equity contributions	$—	Yes
H)	Loan from Applebee’s Franchising, LLC	$—
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$9,326,682

Misdirected Funds
A)	Funds deposited to Cencentration Account in Error	$1,327,962

Total Monthly monies collected (Inc. Excluded Amts)		$145,901,549
Gross Monthly Collections		$144,515,090

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant
Holders as Co-Issuers

Deposits to Concentration Account

A) Restaurant Sales
Restaurant Gross Receipts Deposited into the Concentration Account	$123,646,208
Less: Gift Card Sales transferred to Gift Card Account	$(1,429,897)
Less: Sales Tax transferred to Sales Tax Account	$(8,311,807)
Restaurant Sales	$113,904,504

B) Restaurant Holder’s Expenses paid from Concentration Account
Food and Beverage	$33,508,296
Labor	$35,860,726
Utilities	$4,662,158
Other Controllables (including local advertising costs)	$9,812,893
Occupancy Costs	$2,659,510
Other Non-Controllables	$2,148,509
Less: Vendor Rebates	$(768,499)
Subtotal of Operating Expenses Attributable	$87,883,593

Weight Watcher fees (paid to 3rd party account)	$97,704
Advertising (payable to the Advertising Reserve Account)	$3,180,330
Lease Payments payable to the Lease Payment Account	$—

Total Expenses	$91,161,627

C) Restaurant Holder Profits	$22,742,877
Percentage of Monthly Sales	19.97%

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

			Week 1	Week 2	Week 3	Week 4	Week 5	Totals
Beginning Concentration Account Balance			$29,539,681	$34,358,433	$38,076,277	$50,753,731	$32,552,019	$29,539,681
Total Cumulative monies collected (Inc. Excluded Amts)			$28,478,978	$26,531,439	$31,320,548	$32,477,943	$27,092,641	$145,901,549
Other Cash Deposits			$(42,067)	$(151,692)	$255,603	$(1,238,778)	$(151,028)	$(1,327,962)
Total Cumulative Weekly Collections			$28,478,978	$26,531,439	$31,320,548	$32,477,943	$27,092,641	$145,901,549
Total Cumulative IHOP Residual Amounts Received			$—	$—	$—	$—	$—	$—

Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay			$19,036,156	$18,201,841	$14,433,302	$18,695,273	$18,285,520	$88,652,092
Prior Monthly Waterfall Payments						$26,241,619	$—	$26,241,619
Prior Month weekly waterfall payments			$3,298,062					$3,298,062
Prior Weekly Waterfall Payments				$3,320,104	$3,415,098	$3,487,149	$3,535,327	$13,757,678
Prior week gift card redemptions due to Restaurant Holders			$1,283,941	$1,139,958	$1,050,297	$1,016,836	$904,105	$5,395,137
Total expended and committed funds			$23,618,159	$22,661,903	$18,898,697	$49,440,877	$22,724,952	$137,344,588

Total Collections to be applied in Accordance w/ Weekly Waterfall			$34,358,433	$38,076,277	$50,753,731	$32,552,019	$36,768,680	$50,526,358

	Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account		$—	$—	$—	$—	$—	$—
	A	Accrued and unpaid Govt. Taxes	$—	$—	$—	$—	$—	$—
	B	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$—	$—	$—	$—	$—	$—

II)	To the Sales Tax Account		$1,678,596	$1,670,259	$1,685,011	$1,600,343	$1,677,598	$8,311,807
	A	Sales taxes payable	$1,678,596	$1,670,259	$1,685,011	$1,600,343	$1,677,598	$8,311,807
	B	Any sales tax owed but not paid in accordance with II) A above	$—	$—	$—	$—	$—	$—

III)	To the Lease Payment Account		$—	$—	$—	$—	$—	$—
	A	1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$—	$—	$—	$—	$—	$—
	B	Any Lease Payment owed but not paid in accordance with III) A above	$—	$—	$—	$—	$—	$—

IV)	To the Gift Card Reserve Account		$(873,392)	$(766,094)	$(715,170)	$(597,318)	$(465,540)	$(3,417,514)
	A	Gift Card Sales payable to ACMC	$266,566	$284,203	$301,666	$306,787	$270,675	$1,429,897
	B	ACMC Gift Card Redemptions due to restaurant holders	$(1,139,958)	$(1,050,297)	$(1,016,836)	$(904,105)	$(736,215)	$(4,847,411)
	C	Any Gift Card Sales owed but not paid in accordance with IV) A above	$—	$—	$—	$—	$—	$—

V)	To the Third Party Licensing Fee Account		$20,079	$20,160	$20,307	$17,684	$19,474	$97,704
	A	Accrued and unpaid licensing or royalties fees payable to third parties	$20,079	$20,160	$20,307	$17,684	$19,474	$97,704
	B	Any licensing fees owed but not paid in accordance with V) A above	$—	$—	$—	$—	$—	$—

VI)	To the Advertising Fees Account		$639,082	$638,523	$644,751	$620,312	$637,662	$3,180,330
	A	Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$639,082	$638,523	$644,751	$620,312	$637,662	$3,180,330
	B	Any Advertising Fees owed but not paid in accordance with VI) A above	$—	$—	$—	$—	$—	$—

VII)	To the Operating Expense Account		$3,489	$—	$—	$24,556	$—	$28,045
	A	Previously accrued and unpaid Operating Expenses	$—	$—	$—	$—	$—	$—
	B	Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$3,489	$—	$—	$24,556	$—	$28,045

VIII)	To the Servicer		$1,852,250	$1,852,250	$1,852,250	$1,869,750	$1,852,250	$9,278,750
	A	Weekly Servicing Fee	$1,852,250	$1,852,250	$1,852,250	$1,852,250	$1,852,250	$9,261,250
	B	Any Servicing Fee owed but not paid in accordance with VIII) A above	$—	$—	$—	$—	$—	$—
	C	Residual Certificates paid to Servicer	$—	$—	$—	$—	$—	$—
	D	Any initial franchise fees, transfer fees, territory fees, or renewal fees	$—	$—	$—	$17,500	$—	$17,500
	E	Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$—	$—	$—	$—	$—	$—

Cumulative Total Weekly Allocations			$3,320,104	$3,415,098	$3,487,149	$3,535,327	$3,721,444	$17,479,122
Less: Non-DSCR Expense			$(1,139,958)	$(1,050,297)	$(1,016,836)	$(886,605)	$(736,215)	$(4,829,911)
DSCR Expenses in Weekly Allocations			$4,460,062	$4,465,395	$4,503,985	$4,421,932	$4,457,659	$22,309,033
Ending Concentration Account balance			$31,038,329	$34,661,179	$47,266,582	$29,016,692	$33,047,237	$33,047,237

Applebees Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

					Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture				$33,047,236.62

Interest Earnings on the Servicing accounts to be distributed				$42,310.58

Interest Earnings on the Trust accounts to be distributed				$100,500.85		$33,190,048.05

Total Amount to be distributed				$33,190,048.05

I		To the Operating Expense Account*			$0.00	$33,190,048.05
		i	Accrued and unpaid Govt. Taxes		$0.00
		ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity		$0.00

II		To Sales Tax Account
		i	Accrued plus unpaid Sales Taxes		$0.00	$33,190,048.05

III		To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**			$0.00	$33,190,048.05
		i	Insurance Proceeds Amount		$0.00
		ii	Asset Disposition Prepayment Amount		$0.00
		iii	Indemnification Amount		$0.00

IV		To the Operating Expense Payment Account*
			Previously accrued and unpaid Operating Expenses		$0.00	$33,190,048.05

V
	A	To the Senior Notes Interest Payment Account
			Senior Notes Monthly Interest Amount		$9,881,682.71	$23,308,365.34
	B	To the Insurer Premiums Account
			Accrued Insurer Premium Amount		$466,333.33	$22,842,032.01
	C	To the Class A-1 Commitment Fees Account
			Class A-1 Monthly Commitment Fees Amount		$399,555.56	$22,442,476.45
	D	To the Hedge Payment Account
			Hedge Payment Amount (excluding any termination payments)		$0.00	$22,442,476.45

VI		To each Insurer
			Insurer Expense Amount		$0.00	$22,442,476.45

VII		To each Insurer
			Insurer Reimbursement Amount		$0.00	$22,442,476.45

VIII		To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)		$12,500.00	$22,429,976.45

IX		To the Senior Notes Interest Reserve Account
			Senior Notes Interest Reserve Deficit Amount		$0.00	$22,429,976.45

X		To the Servicer
			Any Supplemental Servicing Fee		$0.00	$22,429,976.45

XI		To the Senior Notes Principal Payment Account
			Any Partial Amortization Amount		$0.00	$22,429,976.45

XII		To the Cash Trap Reserve Account
			Any Cash Trap Reserve Amount		$0.00	$22,429,976.45

XIII		To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount		$0.00	$22,429,976.45

XIV		To the Operating Expense Account
			Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount		$0.00	$22,429,976.45

XV		To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount		$0.00	$22,429,976.45

XVI		Also To Class A-1 Administrative Agent
			Any other amounts owed to the Class A-1 Note Administrative Agent		$0.00	$22,429,976.45

XVII		To the Subordinated Notes Interest Payment Account
			Any Partial Amortization Amount		$0.00	$22,429,976.45

XVIII		Also, to the Subordinated Notes Interest Payment Account
			Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		$861,217.54	$21,568,758.91
XIX		To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes		$0.00	$21,568,758.91

XX	A	To the Class A-1 Excess Interest Account
			Class A-1 Excess Interest Amount		$0.00	$21,568,758.91
	B	To the Sr. Notes Excess Adjusted Interest Account
					$0.00	$21,568,758.91
	C	To the Sr. Notes Monthly Contingent Additional Interest Account
			Sr Notes Monthly Contingent Additional Interest Amount		$0.00	$21,568,758.91

XXI		To Sub Notes Monthly Contingent Additional Interest Account
			Sub Notes Monthly Contingent Additional Interest Amount		$0.00	$21,568,758.91

XXII		To Hedge Payment Account			$0.00	$21,568,758.91
		i	Any accrued and unpaid Series Hedge Payment		$0.00
		ii	Any other amounts payable to a Hedge Counterparty		$0.00

XXIII		To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
			Monthly Aggregate Extension Prepayment Amount		$0.00	$21,568,758.91

XXIV		To the Sub Notes Principal Payment Account
		i	Lessor of		$0.00	$21,568,758.91
			(i) Monthly Sub Notes Amortization Amount
			(ii) Residual Threshold Amount
		ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])		$0.00	$21,568,758.91

XXV		To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds		$21,568,758.91	$0.00
Debt Service Payents remitted during December

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

1) Equity Contributions Made During Last 3 Months up to Maximum of 2

Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1	$0	$0
2	$0	$0

2) Equity Contributions Made During Current Calendar Year up to Maximum of 2

Date Contributed	Amount Contributed
1	$0
2	$0

3) Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

Date Contributed	Amount Contributed
1	$0
2	$0
3	$0
4	$0
5	$0

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account

Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve (1)
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681
				12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438
Series 2007 - 1 A-2-I-X	350,000,000	7.2836%	n/a	6,373,150
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				19,230,138

		Reserve required		31,942,506

Beginning Balance	$32,058,973
Plus Deposits	$86,346
Less Withdrawals	$(116,467)
Ending Balance	$32,028,852

Excess(Deficit)	$86,346

Series 2007-1 Senior Cash Trap Account

Beginning Balance	$—
Plus Deposits	$—
Less Withdrawals	$—
Ending Balance	$—
Required Amount	$—
Deposit Required	$—

(1) - If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

For the Payment Date of:	April 21, 2008
For the Monthly Collection Period of:	March

Monthly Periods used in calculation of DSCR

March
Retained Collections	$—	$55,862,998
	- Total Monthly DSCR Expenses	$22,075,379
		$33,787,620

Denominator
	Total Debt Service	$10,760,072

February
Retained Collections	$—	$43,781,248
	- Total Monthly DSCR Expenses	$18,342,852
		$25,438,396

Denominator
	Total Debt Service	$10,375,235

January
Retained Collections	$—	$42,505,829
	- Total Monthly DSCR Expenses	$18,012,400
		$24,493,429

Denominator
	Total Debt Service	$9,824,974

Current Payment Date Adjusted DSCR Ratio		2.704

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	No	0.00%
Rapid Amortization Event?	No
Servicer Termination Event / EOD?	No

Calculation of 3-Month DSCR

For the Payment Date of:	April 21, 2008
For the Monthly Collection Period of:	March

Monthly Periods used in calculation of DSCR

March
Retained Collections		$—	$47,581,394
	-	Total Monthly DSCR Expenses	$22,075,379
			$25,506,016

Denominator
		Total Debt Service	$10,760,072

February
Retained Collections		$—	$40,419,893
	-	Total Monthly DSCR Expenses	$18,342,852
			$22,077,041

Denominator
		Total Debt Service	$10,375,235

January
Retained Collections		$—	$38,551,608
	-	Total Monthly DSCR Expenses	$18,012,400
			$20,539,208

Denominator
		Total Debt Service	$9,824,974

Current Payment Date DSCR Ratio			2.200

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		($ In Thousands)
		Monthly
Numerator
	Operating Lease Expense - (Current Month)	10,295
	Annualized Operating Lease Expense	123,535
1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	988,278

+	All Trust Debt	2,339,000
	IHOP	445,000
	Applebees	1,894,000
	All other Applebee’s Corporate Debt	3,674
	All Other IHOP Corp Debt	169,512
2	Total Indebtedness	2,512,186

	Total Adjusted Debt	3,500,465

Denominator
1	EBITDA	364,340
+ 2	Operating Lease Expense	123,535
	EBITDAR	487,875

	Consolidated Leverage Ratio	7.17

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Company Owned Stores in U.S.

Beginning	510
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	510

Franchised Stores in U.S.

Beginning	1,357
Plus New Stores	4
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	1
Ending Balance	1,360

Company Owned Stores outside of U.S.

Beginning	1
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	1

Franchised Stores outside of U.S.

Beginning	113
Plus New Stores	2
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	115

APPB U.S. System-Wide Sales For Last 12 Months	$4,539,400,282
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.94%

Applebees Enterprises	For the Payment Date of:	April 21, 2008
LLC as Issuer	For the Monthly Collection Period of:	March
&
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000	Unwrapped
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw #1

Amount	$22,500,000
Date	3/13/2008
LIBOR	2.8900%
Spread	2.2050%
Total Coupon	5.0950%
Interest Due This Period	$22,291
Cumulative Interest Due	$54,134	17 days

Series 2007-1 A-1 -X Draw #1

Amount	$52,500,000
Date	3/13/2008
LIBOR	2.8900%
Spread	2.8550%
Total Coupon	5.7450%
Interest Due This Period	$58,647
Cumulative Interest Due	$142,428	17 days

Applebees Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
&	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - March

		w/e 3/2/2008	w/e 3/9/2008	w/e 3/16/2008	w/e 3/23/2008	w/e 3/30/2008
1	Concentration Account
	Beginning Balance	29,539,681	34,358,434	38,076,277	50,753,731	32,552,019
	Plus Deposits	28,478,978	26,531,439	31,320,548	32,477,943	27,092,641
	Less Withdrawals	(23,660,225)	(22,813,596)	(18,643,094)	(50,679,655)	(22,875,980)
	Ending Balance	34,358,434	38,076,277	50,753,731	32,552,019	36,768,680

2	Operating Expense Account
	Beginning Balance	0	0	3,489	3,489	3,489
	Plus Deposits	0	3,489	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	3,489	3,489	3,489	3,489

3	Sales Tax Account
	Beginning Balance	8,659,325	9,993,229	10,414,075	10,536,387	8,643,989
	Plus Company Store Contribution	1,748,809	1,678,596	1,670,259	1,685,011	1,617,717
	Plus: Excluded Asset deposits	28,574	11,101	10,488	11,887	39,893
	Other deposits	0	25,031	0	0
	Less Withdrawals	(443,479)	(1,293,882)	(1,558,435)	(3,589,296)	(689,632)
	Ending Balance	9,993,229	10,414,075	10,536,387	8,643,989	9,611,968

4	Lease Payment Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance	568,685	11,300,661	10,435,164	10,218,204	9,971,208
	Plus Deposits	12,015,917	757,696	833,337	819,089	796,146
	Less Withdrawals	(1,283,941)	(1,623,193)	(1,050,297)	(1,066,085)	(904,105)
	Ending Balance	11,300,661	10,435,164	10,218,204	9,971,208	9,863,250

6	Third Party Licensing Fee Account
	Beginning Balance	468,023	518,562	539,669	650,537	755,269
	Plus: Deposits	31,560	919	90,599	84,306	15,267
	Plus Company Store Contribution	18,979	20,079	20,160	20,307	17,684
	Plus: Excluded Asset deposits	0	109	109	119	93
	Less Withdrawals	0	0	0	0
	Ending Balance	518,562	539,669	650,537	755,269	788,314

7	Advertising Fees Account
	Beginning Balance	8,814,735	10,601,126	11,222,423	14,395,354	12,959,693
	Plus: Direct Deposits	1,215,325	(21,816)	3,216,171	3,421,814	1,276,189
	Plus Company Store Contribution	659,346	639,082	638,523	644,751	620,312
	Plus: Excluded Store Deposits	4,523	4,031	3,953	4,256	3,822
	Less Withdrawals	(92,803)	0	(685,716)	(5,506,482)	(8,389,615)
	Ending Balance	10,601,126	11,222,423	14,395,354	12,959,693	6,470,401

8	Capital Expenditure Reserve Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits		0
	Less Withdrawals		0	0		0
	Ending Balance	0	0	0	0	0

10	Franchise Holder Account
	Beginning Balance	2,006,974	2,006,974	2,012,439	2,012,439	2,005,465
	Plus Deposits	0	5,465	0	0	0
	Less Withdrawals	0	0	0	(6,974)	0
	Ending Balance	2,006,974	2,012,439	2,012,439	2,005,465	2,005,465

11	Collateral Account (a)
	Beginning Balance	26,095,017	20,798,676	20,798,676	26,147,376	27,147,376
	Plus Deposits	52,359		5,348,700	1,000,000	0
	Less Withdrawals	(5,348,700)	0	0	0	0
	Ending Balance	20,798,676	20,798,676	26,147,376	27,147,376	27,147,376

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Applebees Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
&	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For

		w/e 3/2/2008	w/e 3/9/2008	w/e 3/16/2008	w/e 3/23/2008	w/e 3/30/2008
12	Applebee’s Enterprises, LLC Main Account
	Beginning Balance	10,034	10,034	10,059	10,059	10,025
	Plus Deposits	0	25		89,606
	Less Withdrawals	0	0		(89,640)
	Ending Balance	10,034	10,059	10,059	10,025	10,025

13	Collection Account
	Beginning Balance	890	890	5,910	5,910	5,021
	Plus Deposits	0	5,020	0	26,490,835
	Less Withdrawals	0	0		(26,491,724)
	Ending Balance	890	5,910	5,910	5,021	5,021

14	Senior Notes Interest Payment Account
	Beginning Balance	39,189	39,189	46,269	46,269	8,080
	Plus Deposits	0	8,080		9,562,919
	Less Withdrawals	0	(1,000)		(9,601,108)	0
	Ending Balance	39,189	46,269	46,269	8,080	8,080

15	Insurer Premiums Account
	Beginning Balance	1,691	1,691	2,053	2,053	362
	Plus Deposits	0	362		422,615
	Less Withdrawals	0	0		(424,306)
	Ending Balance	1,691	2,053	2,053	362	362

16	Class A-1 Commitment Fees Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	389,701	0
	Less Withdrawals	0	0	0	(389,701)	0
	Ending Balance	0	0	0	0	0

17	Senior Notes Principal Payment Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

18	Senior Notes Interest Reserve Account
	Beginning Balance	32,058,973	32,058,973	32,145,319	32,145,319	32,028,852
	Plus Deposits	0	86,346
	Less Withdrawals	0	0		(116,467)
	Ending Balance	32,058,973	32,145,319	32,145,319	32,028,852	32,028,852

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

20	Subordinated Note Interest Payment Acount
	Beginning Balance	2,228	2,228	3,897	3,897	669
	Plus Deposits	0	1,669		0
	Less Withdrawals	0	0		(3,228)
	Ending Balance	2,228	3,897	3,897	669	669

21	Subordinated Note Principal Payment Acount
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

22	Subordinated Note Contingent Additional Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

23	Hedge Payment Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

24	Cash Trap Reserve Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

25	Series 2007-1 Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

26	Series 2007-1 AI Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

27	Series 2007-1 A2IDistribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

28	Series 2007-1 A2II Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance	0	0	0	0	0
	Plus Deposits	0	0	0	0	0
	Less Withdrawals	0	0	0	0	0
	Ending Balance	0	0	0	0	0

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period	$—
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.17
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?(yes or no)
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$—
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$—

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$—
After-Tax Net Proceeds Received within 150-180 days	$—

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Senior ABS Leverage Ratio(Sr APPB Sec Debt/ Securitization EBITDA)		%
assumes that variable funding notes are fully drawn

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$—

Insurance Proceeds Received in Calendar Year	$941,322
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$941,322

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$—
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$—

Pro-Forma Consolidated Leverage Ratio

				Monthly
Numerator
			Operating Lease Expense - (current Month)	$10,295
			Annualized Operating Lease Expense	$123,535
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$988,278

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,674
			All Other IHOP Corp Debt	$169,512
		2	Total Indebtedness	$2,512,186

			Total Adjusted Debt	$3,500,465

Denominator
		1	EBITDA	$364,340
	+	2	Operating Lease Expense	$123,535
			EBITDAR	$487,875

			Consolidated Leverage Ratio	7.17

			Pro-Forma EBITDA	$364,340
			Pro-Forma EBITDAR Leverage Ratio	7.17

			After-Tax Net Proceeds Received in Monthly Collection Period
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$—

			Pro-Forma EBITDAR Leverage Ratio	7.17

Applebees Enterprises LLC as
Issuer	For the Payment Date of:	April 21, 2008
&	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co- Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Advertising fees paid into the concentration account	$2,166,108
B)	Reimbursement of G&A costs	$233,496
C)	Weight Watchers	$18,543
D)	Miscellaneous	$144,536

Total Misdirected funds deposited to Concentration Account		$2,562,683

Less:
Royalty deposits to a non-trust account (1)		$(1,234,721)

Net Misdirected funds - March		$1,327,962

(1) Funds transferred to Concentration account March 20, 2008

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	April 21, 2008
And	For the Monthly Collection Period of:	March
Applebee’s IP LLC & The Restaurant Holders as Co-
Issuers

Non Conforming Assets
Count
		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:
	#1

		Ending Bucket	0
		Weighted Average Royalty Rate	0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0